Economic dependence and segmented reporting	6 Months Ended
Jun. 30, 2012
Segment Reporting [Abstract]
Economic dependence and segmented reporting

19.	Economic dependence and segmented reporting

The Company’s revenue-producing operations consist of generating wind and solar energy in the States of California and Arizona. The Company’s revenues are derived from two customers in California and a single customer in Arizona. The revenues are based on power purchase agreements signed between the parties. The customers have credit ratings of A3 and Ba1 by Moody’s, respectively.

The Company is primarily involved in the acquisition and development of wind farms in the U.S. and has determined that its reportable segment is based on the fact that the Company’s projects have the same economic characteristics and represents the manner in which the Company’s chief decision maker views and evaluates the Company’s business. The Company has one reportable segment.